UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007 (February 28, 2007)

_____________

US LEC CORP.

(Exact name of registrant as specified in its charter)

________________

Delaware	0-24061	56-2065535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III 6801 Morrison Boulevard Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

N/A

(Former name or former address, if changed since last report.)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As described in Item 2.01 of this report, US LEC Corp. (“US LEC”) and PAETEC Corp. (“PAETEC”) completed their business combination on February 28, 2007. As a result of the mergers in which they were the surviving corporations, US LEC and PAETEC became wholly-owned subsidiaries of PAETEC Holding Corp. (“PAETEC Holding”). In connection with the completion of the business combination, PAETEC Holding filed on March 2, 2007 a Current Report on Form 8-K.

In connection with the completion of the mergers, PAETEC Holding entered into the material definitive agreement described below and PAETEC Holding and its wholly-owned subsidiaries, including US LEC and PAETEC and their respective subsidiaries, entered into the related definitive agreements described below.

Credit Agreement

On February 28, 2007, in connection with the completion of the mergers, PAETEC Holding obtained $850 million of new senior secured credit facilities pursuant to a Credit Agreement, dated as of February 28, 2007, among PAETEC Holding, as Borrower, the Lenders party thereto from time to time, Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as Syndication Agent, and CIT Lending Services Corporation (“CIT”), as Documentation Agent. As described under Item 2.03 of this report, US LEC and PAETEC used the proceeds of the $800 million term loan facility together with a portion of their cash on hand to refinance substantially all of their senior secured indebtedness and to repurchase all outstanding shares of the US LEC preferred stock.

Before the execution of the credit agreement on February 28, 2007, Deutsche Bank, Merrill Lynch or their respective affiliates had provided investment banking, commercial banking and other financial services to US LEC, PAETEC, or their respective affiliates. CIT had been a stockholder of PAETEC since 1998 and CIT or its affiliates previously had provided commercial banking services to PAETEC or PAETEC’s affiliates.

The following summary of the terms of the credit agreement is qualified in its entirety by reference to the credit agreement, which is filed as exhibit 10.1 to this report.

PAETEC Holding is the borrower under the new facilities. All obligations under the facilities are guaranteed by all subsidiaries of PAETEC Holding, including US LEC and PAETEC and their respective subsidiaries. PAETEC Holding and the subsidiary guarantors under the new facilities are referred to as the “PAETEC loan parties.”

The credit facilities consist of:

•	a term loan facility in a total principal amount of $800 million, which was fully drawn on the merger closing date; and

•	a revolving credit facility in a total available principal amount of $50 million, none of which was drawn on the merger closing date.

The PAETEC loan parties may use the proceeds of loans under the revolving credit facility for working capital, capital expenditures and general corporate purposes. A portion of this facility is available for the issuance of letters of credit to support the operating requirements of the PAETEC loan parties.

PAETEC Holding may elect after the facility closing date, subject to pro forma compliance by the PAETEC loan parties with specified financial covenants and other conditions, to solicit the lenders under the credit agreement or other prospective lenders to increase by up to $100 million the total principal amount of borrowings available under the term loan facility, with any such increased borrowings to be used for general corporate and working capital purposes of the PAETEC loan parties.

The obligations of the PAETEC loan parties under the credit facilities are secured by first-priority liens on, and first-priority security interests in, substantially all of their assets pursuant to a Security Agreement, dated as of February 28, 2007, among PAETEC Holding, its subsidiaries and Deutsche Bank, as Collateral Agent, and a Pledge Agreement, dated as of February 28, 2007, among PAETEC Holding, its subsidiaries and Deutsche Bank, as Collateral Agent.

The final maturity dates for the credit facilities are as follows:

•	for the revolving credit facility, February 28, 2012; and
•	for the term loan facility, February 28, 2013.

PAETEC Holding will be required to make scheduled principal payments under the term loan facility, in equal quarterly installments, in an annual amount of $8.0 million during the first 5 3/4 years after the facility closing date. In addition, PAETEC Holding will be required to make principal repayments under the term loan facility from specified excess cash flows from operations and from the net proceeds of specified types of asset sales, debt issuances, and insurance recovery and condemnation events. PAETEC Holding may voluntarily prepay the term loan facility without premium or penalty.

Interest accrued on borrowings outstanding under the new credit facilities generally will be payable by PAETEC Holding on a quarterly basis. Borrowings will bear interest, at PAETEC Holding’s option, at an annual rate equal to either:

•	a specified “base rate” plus a margin of 2.50%; or
•	a specified London Inter-Bank Offered Rate, or LIBOR, plus a margin of 3.50%.

The margin applicable to LIBOR loans under the revolving credit facility is subject to specified reductions based on certain reductions in the ratio of total debt to consolidated earnings before interest, taxes, depreciation, amortization and other specified items (“adjusted EBITDA”). The base rate is equal to a specified prime lending rate or, if higher, the overnight federal funds rate plus .50%. Subject to availability and other conditions, PAETEC Holding has the right to select interest periods of 1, 2, 3, 6 or, in the case of revolving credit facility borrowings, 9 or 12 months for LIBOR loans.

The new credit facilities contain affirmative and negative covenants customarily applicable to senior secured credit facilities, including covenants restricting the ability of the PAETEC loan parties, subject to negotiated exceptions, to incur additional indebtedness and additional liens on their assets, engage in mergers or acquisitions or dispose of assets, pay dividends or make other distributions, voluntarily prepay other indebtedness, enter into transactions with affiliated persons, make investments, and change the nature of their businesses.

The PAETEC loan parties also are required to satisfy a total leverage ratio and a fixed charge coverage ratio under which:

•

PAETEC Holding’s ratio of total debt to adjusted consolidated EBITDA for any measurement period will not be permitted to be greater than 4.50 to 1.00 (from the initial measurement date to but excluding December 31, 2008), 4.00 to 1.00 (from December 31, 2008 to but excluding December 31, 2009), and 3.50 to 1.00 (on and after December 31, 2009); and

•

PAETEC Holding’s ratio of adjusted consolidated EBITDA to fixed charges for any measurement period will not be permitted to be less than 1.05 to 1.00 (for the measurement period ending June 30, 2007 through the measurement period ending September 30, 2008), 1.10 to 1.00 (for the measurement period ending December 31, 2008 through the measurement period ending September 30, 2009), and 1.15 to 1.00 (for the measurement period ending December 31, 2009 through each measurement period ending thereafter).

The credit agreement contains customary representations and warranties by the PAETEC loan parties, as well as customary events of default.

The information set forth under Item 2.03 of this report is incorporated by reference in this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 28, 2007, , US LEC and PAETEC completed their combination by merger pursuant to the Agreement and Plan of Merger, dated as of August 11, 2006, as amended (the “merger agreement”), among PAETEC, US LEC, PAETEC Holding, WC Acquisition Sub U Corp., a Delaware corporation, and WC Acquisition Sub P Corp., a Delaware corporation. In accordance with the merger agreement, WC Acquisition Sub U Corp. merged with and into US LEC (the “US LEC merger”) and WC Acquisition Sub P Corp. merged with and into PAETEC (the “PAETEC merger” and together with the US LEC merger, the “mergers”). US LEC and PAETEC were the surviving corporations of the mergers and, as a result of the mergers, became wholly-owned subsidiaries of PAETEC Holding.

Pursuant to the US LEC merger, each outstanding share of US LEC Class A common stock, par value $0.01 per share, was converted into the right to receive 1.000 share of PAETEC Holding common stock. Pursuant to the PAETEC merger, each outstanding share of Class A common stock, par value $0.01 per share, of PAETEC was converted into the right to receive 1.623 shares of the common stock, par value $0.01 per share, of PAETEC Holding. At the effective time of the mergers, each then outstanding option, warrant or other right to acquire common stock of US LEC or PAETEC, whether or not vested or exercisable at that time, was assumed by PAETEC Holding and converted into an option, warrant or other right, as applicable, to purchase PAETEC Holding common stock on the same terms and conditions applicable to such option, warrant or right in effect before the mergers, including existing vesting and exercisability provisions without any acceleration, except that the number of shares subject to, and (to the extent applicable) the per share exercise price of, the option, warrant or other right was adjusted based on the applicable exchange ratio. PAETEC Holding will pay cash in lieu of fractional shares of its common stock.

PAETEC Holding will account for the mergers as a purchase of US LEC by PAETEC using the purchase method of accounting under generally accepted accounting principles. For federal income tax purposes, the PAETEC merger together with the US LEC merger is intended to be treated as an integrated series of transfers under Section 351 of the Internal Revenue Code.

The issuance of PAETEC Holding’s common stock pursuant to the mergers was registered under the Securities Act pursuant to the registration statement on Form S-4 (File No. 333-138594) filed by PAETEC Holding with the Securities and Exchange Commission (the “SEC”) and declared effective on February 8, 2007. The definitive joint proxy statement of US LEC and PAETEC and prospectus of PAETEC Holding that forms a part of the registration statement (as supplemented on February 21, 2007, the “merger joint proxy statement/prospectus”) contains additional information about the mergers and the other transactions contemplated by the merger agreement, including information concerning the interests of directors, executive officers and affiliates of US LEC and PAETEC.

As previously reported, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the PAETEC Holding common stock is deemed to be registered under Section 12(b) of the Exchange Act. PAETEC Holding’s common stock has been listed on the Nasdaq Global Select Market and began trading under the symbol “PAET” on March 1, 2007.

The US LEC common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the Nasdaq Global Market. US LEC is delisting its common stock from the Nasdaq Stock Market and will file a Form 15 with the SEC to terminate the registration of the US LEC common stock under Section 12(g) of the Exchange Act.

Deutsche Bank and Merrill Lynch, or affiliates thereof, provided financial advisory services to US LEC and PAETEC, respectively, and are lenders to PAETEC Holding pursuant to the credit agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

Arrangement of a Registrant

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 2.03.

On February 28, 2007, upon the closing of the transactions under the credit agreement for PAETEC Holding’s new senior credit facilities, PAETEC Holding became obligated as the borrower, and PAETEC Holding’s wholly-owned subsidiaries (including US LEC and PAETEC and their respective wholly-owned subsidiaries) became obligated as guarantors, under $800 million principal amount of first-lien secured indebtedness under the term loan facility. US LEC and PAETEC used such proceeds, together with a portion of their cash on hand, to:

•	complete the repurchase of all outstanding shares of US LEC preferred stock at a purchase price of approximately $271 million;

•

redeem all of US LEC’s outstanding $150 million principal amount of Second Priority Senior Secured Floating Rate Notes due 2009 at a total redemption price (including accrued and unpaid interest) of approximately $168.6 million;

•	repay in full all borrowings outstanding, and terminate all commitments, under US LEC’s $10 million senior secured revolving credit facility;

•	repay in full the $275 million principal amount of borrowings outstanding, and terminate all commitments, under PAETEC’s first-lien senior secured credit facility;

•	repay in full the $100 million principal amount of borrowings outstanding under PAETEC’s second-lien senior secured credit facility; and

•	pay fees and expenses incurred by the companies in connection with the merger transactions.

Subject to conditions of availability under the revolving credit facility, PAETEC Holding may become obligated as the borrower, and PAETEC Holding’s wholly-owned subsidiaries (including US LEC and PAETEC and their respective wholly-owned subsidiaries) may become obligated as guarantors, under up to $50 million of additional first-lien secured indebtedness.

The credit agreement contains customary events of default, including an event of default upon a change of control of PAETEC Holding. An event of default will occur under the new credit facilities if PAETEC Holding or, in some circumstances, another PAETEC loan party fails to make any payment when due, fails to comply with affirmative or negative covenants, makes a material misrepresentation, defaults on other specified indebtedness, fails to discharge specified judgments, loses a material license or governmental approval, becomes subject to specified claims under ERISA or environmental laws, or becomes subject to specified events of bankruptcy, insolvency, reorganization or similar events. If an event of default occurs and is not cured within any applicable grace period or is not waived, the lenders would have the right to accelerate repayment of the indebtedness under the credit facilities to the extent provided in the credit documents and applicable law.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 1.01 and Item 2.01 of this report is incorporated by reference in this Item 5.01.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The consolidated financial statements of US LEC as of December 31, 2004 and 2005 and for each of the three years in the period ended December 31, 2005, and as of September 30, 2006 and for each of the nine-month periods ended September 30, 2005 and 2006, are included in the merger joint proxy statement/prospectus. Pages F-59 to F-93 of the merger joint proxy statement/prospectus containing such consolidated financial statements are filed as exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro forma financial information

The Unaudited Pro Forma Condensed Combined Financial Information of PAETEC Holding as of September 30, 2006, for the nine months ended September 30, 2006, and for the year ended December 31, 2005 is included in the merger joint proxy statement/prospectus. Pages 125 to 136 of the merger joint proxy statement/prospectus containing such pro forma financial information are filed as exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1

Credit Agreement dated as of February 28, 2007, among PAETEC Holding Corp., as Borrower, the Lenders party thereto from time to time, Deutsche Bank Trust Company Americas, as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, and CIT Lending Services Corporation, as Documentation Agent (filed as Exhibit 10.1 to the Current Report on Form 8-K of PAETEC Holding Corp. filed on March 2, 2007 and incorporated herein by reference).

Exhibit 23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for US LEC Corp.
Exhibit 99.1

Consolidated financial statements of US LEC Corp. as of December 31, 2004 and 2005 and for each of the three years in the period ended December 31, 2005, and as of September 30, 2006 and for each of the nine-month periods ended September 30, 2005 and 2006 (filed as Exhibit 99.1 to the Current Report on Form 8-K of PAETEC Holding Corp. filed on March 2, 2007 and incorporated herein by reference).

Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information of PAETEC Holding Corp. as of September 30, 2006, for the nine months ended September 30, 2006, and for the year ended December 31, 2005 (filed as Exhibit 99.2 to the Current Report on Form 8-K of PAETEC Holding Corp. filed on March 2, 2007 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC Corp.

By:	/s/ J. Lyle Patrick
	Name:	J. Lyle Patrick
	Title:	Executive Vice President and
Chief Financial Officer

Date: March 2, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1

Credit Agreement dated as of February 28, 2007, among PAETEC Holding Corp., as Borrower, the Lenders party thereto from time to time, Deutsche Bank Trust Company Americas, as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, and CIT Lending Services Corporation, as Documentation Agent (filed as Exhibit 10.1 to the Current Report on Form 8-K of PAETEC Holding Corp. filed on March 2, 2007 and incorporated herein by reference).

Exhibit 23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for US LEC Corp.
Exhibit 99.1

Consolidated financial statements of US LEC Corp. as of December 31, 2004 and 2005 and for each of the three years in the period ended December 31, 2005, and as of September 30, 2006 and for each of the nine-month periods ended September 30, 2006 (filed as Exhibit 99.1 to the Current Report on Form 8-K of PAETEC Holding Corp. filed on March 2, 2007 and incorporated herein by reference).

Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information of PAETEC Holding Corp. as of September 30, 2006, for the nine months ended September 30, 2006, and for the year ended December 31, 2005 (filed as Exhibit 99.2 to the Current Report on Form 8-K of PAETEC Holding Corp. filed on March 2, 2007 and incorporated herein by reference).